Exhibit 10.23
ESSENTIAL PROPERTIES REALTY TRUST, INC.
2023 Incentive Plan
LTIP Unit Award Notice
[Recipient Name]
Pursuant to the Agreement of Limited Partnership (as amended and supplemented from time to time, the “Partnership Agreement”) of Essential Properties, L.P., Essential Properties Realty Trust, Inc.(the “Company”), as the sole member of Essential Properties OP G.P., LLC, the sole general partner of Essential Properties, L.P. (the “Partnership”) and the Compensation Committee (the “Committee”) of the Board of Directors of the Company has granted you an LTIP Unit Award under the Essential Properties Realty Trust, Inc. 2023 Incentive Plan (as amended and supplemented from time to time, the “Plan”), in the form of, and by causing the Partnership to issue to you, the number of LTIP Units (as defined in the Partnership Agreement) set forth below. The LTIP Units shall have the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion as set forth in the LTIP Unit Award Agreement (together with this Award Notice, the “Agreement”) and in the Partnership Agreement. Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.
LTIP Units:    You have been awarded an LTIP unit award with respect to [ ] LTIP Units.
Grant Date:    [ ]
Vesting Schedule:    Except as otherwise provided in the Plan, the Agreement or any other agreement between the Company or any of its Subsidiaries and Holder, the Award shall vest in [ ] annual installments on [ ] if, and only if, Holder is, and has been, continuously (except for any absence for vacation, leave, etc. in accordance with the Company’s or its Subsidiaries’ policies): (i) employed by the Company or any of its Subsidiaries, (ii) serving as a Non-Employee Director or (iii) providing services to the Company or any of its Subsidiaries as an advisor or consultant, in each case, from the date of this Agreement through and including such date.
As set forth in the Agreement, you will make an 83(b) Election, substantially in the form included on the following pages, to include in gross income in the year of transfer the value of the unvested LTIP Units hereunder pursuant to and in accordance with the requirements of Section 83(b) of the Code.

ESSENTIAL PROPERTIES REALTY TRUST, INC.
By:	______________________________
Name:
Title:

2

Acknowledgment, Acceptance and Agreement:
By signing below and returning this Award Notice to Essential Properties Realty Trust, Inc., I hereby acknowledge receipt of the Agreement and the Plan, accept the Award granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

______________________________
Holder
______________________________
Date
3

ESSENTIAL PROPERTIES REALTY TRUST, INC.
2023 Incentive Plan
Essential Properties, l.p. LTIP Unit Award Agreement
Pursuant to the Agreement of Limited Partnership of Essential Properties, L.P. (the “Partnership”) (as amended and supplemented from time to time, the “Partnership Agreement”), Essential Properties Realty Trust, Inc., a Maryland corporation (the “Company”) and the sole member of Essential Properties OP G.P., LLC, a Delaware limited liability company and the sole general partner of the Partnership, hereby grants to the individual (the “Holder”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the provisions of the Essential Properties Realty Trust, Inc. 2023 Incentive Plan (the “Plan”), an LTIP Unit Award (the “Award”) in the form of, and by causing the Partnership to issue to the Holder, the number of LTIP Units (as defined in the Partnership Agreement) set forth in the Award Notice (the “Award LTIP Units”), upon and subject to the restrictions, terms and conditions set forth in the Plan and this agreement (the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.
1.    Effectiveness of Award. As of the Grant Date, the Holder shall be admitted as a partner of the Partnership with beneficial ownership of the Award LTIP Units by (i) accepting this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Partnership, and (ii) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A). Upon satisfaction of the foregoing requirements, the books and records of the Partnership maintained by the General Partner shall reflect the issuance to the Holder of the Award LTIP Units. Thereupon, the Holder shall have all the rights of a Limited Partner (as defined in the Partnership Agreement) of the Partnership with respect to a number of LTIP Units equal to the number of Award LTIP Units, subject, however, to the restrictions and conditions specified in Section 2 below and elsewhere herein. The LTIP Units are uncertificated securities of the Partnership and upon the Holder’s request the General Partner shall confirm the number of LTIP Units issued to the Holder.
2.    Vesting and Forfeiture of Award LTIP Units.
2.1.    Service-Based Vesting Condition. Except as otherwise provided in this Section 2, the Award shall vest in accordance with the vesting schedule set forth in the Award Notice (each date, a “Vesting Date”) if, and only if, the Holder is, and has been, continuously (except for any absence for vacation, leave, etc. in accordance with the Company’s or its Subsidiaries’ policies): (i) employed by the Company or any of its Subsidiaries, (ii) serving as a Non-Employee Director or (iii) providing services to the Company or any of its Subsidiaries as an advisor or consultant, in each case, from the date of this Agreement through and including such date. The period of time prior to the vesting shall be referred to herein as the “Restriction Period.”

2.2.    Termination of Employment due to Death or Disability. If the Holder’s employment with the Company terminates prior to the end of the Restriction Period by reason of the Holder’s death or termination by the Company due to Disability, then in either such case the Award shall become fully vested. For purposes of this Award, “Disability” shall have the meaning set forth in the employment agreement, if any, between the Holder and the Company or any of its Subsidiaries, provided that if Holder is not a party to an employment agreement that contains such definition, then “Disability” shall mean Holder’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively Holder’s duties and obligations to the Company or any of its Subsidiaries or, if applicable based on Holder’s position, to participate effectively and actively in the management of the Company or any of its Subsidiaries for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve month period, as determined in the reasonable judgment of the Board. A Disability shall be deemed to have occurred on the date that either Holder or Holder’s personal representative or legal guardian, on the one hand, or the Company, on the other hand, provides notice to the other party of the satisfaction of each of the requirements to constitute a Disability set forth above or on such other date as the parties shall mutually agree.
2.3.    Termination by Company without Cause or by the Holder for Good Reason following a Change in Control. If the Holder’s employment with the Company is terminated (i) by the Company without Cause or (ii) within 18 months following a Change in Control, by the Holder for Good Reason, then the Award shall become fully vested upon such termination of employment. For purposes of this Award, “Cause” shall have the meaning set forth in the employment agreement, if any, between the Holder and the Company or any of its Subsidiaries, provided that if Holder is not a party to an employment agreement that contains such definition, then “Cause” shall mean one or more of the following: (i) Holder’s refusal (after written notice and reasonable opportunity to cure) to perform duties properly assigned which are consistent with the scope and nature of Holder’s position; (ii) Holder’s commission of an act materially and demonstrably detrimental to the financial condition and/or goodwill of the Company or any of its Subsidiaries, which act constitutes gross negligence or willful misconduct in the performance of duties to the Company or any of its Subsidiaries; (iii) Holder’s commission of any theft, fraud, act of dishonesty or breach of trust resulting in or intended to result in material personal gain or enrichment of Holder at the direct or indirect expense of the Company or any of its Subsidiaries; (iv) Holder’s conviction of a felony involving moral turpitude, but specifically excluding any conviction based entirely on vicarious liability; or (v) a material violation of any restrictive covenant with respect to non-competition, non-solicitation, confidentiality or protection of trade secrets (or similar provision regarding intellectual property) by which Holder is bound under any agreement between Holder and the Company and its Subsidiaries. No act or failure to act will be considered “willful” (x) unless it is done, or omitted to be done, by Holder in bad faith or without reasonable belief that Holder’s action or omission was in the best interests of the Company or (y) if it is done, or omitted to be done, in reliance on the informed advice of the Company’s outside counsel or independent accountants or at the express direction of the Board. For purposes of this Award, “Good Reason” shall have the meaning set forth in the employment agreement, if any, between the Holder and the Company or any of its Subsidiaries, provided that if Holder is not a party to an employment agreement that contains such definition, then “Good Reason” shall be defined as: (i) a change by the Company of the Holder’s principal place of work to a location either (x) more than 75 miles from Princeton, New Jersey or (y) north of the territorial boundary of New York City, in either case, without the consent of the Holder or (ii) any material reduction by the Company of the Holder’s base salary. Notwithstanding the foregoing, no Good Reason shall exist unless the Holder (i) has given the Company written notice of the occurrence of such Good Reason event within 30 days after the initial existence of such event; (ii) the Company has failed to cure such Good Reason event within 30 days of receiving such notice from the Holder; and (iii) the Holder’s resignation of employment is effective within 30 days after the end of such 30-day cure period. If the Company cures the Good Reason event during such cure period, Good Reason shall be deemed not to have occurred.
2.4.    Termination for any Other Reason. If the Holder’s employment with the Company terminates prior to the end of the Restriction Period (i) by the Company for any reason (other than without Cause or by reason of the Holder’s death or Disability) or (ii) by the Holder for any reason (other than due to Good Reason within 18 months following a Change in Control), then the portion of the Award that was not vested immediately prior to such termination of employment shall be immediately forfeited by the Holder and cancelled by the Company.
3.    Distributions. The Holder shall be entitled to receive distributions with respect to the Award LTIP Units to the extent provided for in the Partnership Agreement as follows:
3.1.    The Award LTIP Units are hereby designated as “LTIP Units.”
3.2.    All distributions paid with respect to the Award LTIP Units shall be fully vested and non-forfeitable when paid, whether or not the Award LTIP Units have been earned based on performance or have become vested based on continued employment as provided in Section 2 hereof.
4.    Transfer Restrictions and Investment Representation.
4.1.    Nontransferability of Award. During the Restriction Period, none of the Award LTIP Units granted hereunder, nor any of the common units of the Partnership into which such Award LTIP Units may be converted (the “Award Common Units”), may be offered, sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) by the Holder or be subject to execution, attachment or similar process (each such action, a “Transfer”), and the Redemption Right (as defined in the Partnership Agreement) may not be exercised, until such Award LTIP Units have vested pursuant to Section 2 hereof, in each case other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.
4.2.    The Redemption Right may be exercised with respect to Award Common Units, in accordance with and to the extent otherwise permitted by the terms of the Partnership Agreement. Notwithstanding the foregoing, without the consent of the General

Partner, the Redemption Right shall not be exercisable with respect to any Award Common Units until two (2) years after the Grant Date; provided however, that the foregoing restriction shall not apply (i) if the Redemption Right is exercised in connection with a Change in Control or (ii) in connection with a Forced Conversion.
4.3.    Additionally, all Transfers of Award LTIP Units or Award Common Units must be in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”)) and the applicable terms and conditions of the Partnership Agreement. In connection with any Transfer of Award LTIP Units or Award Common Units, the Partnership may require the Holder to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act).
4.4.    Any attempted Transfer of Award LTIP Units or Award Common Units not in accordance with the terms and conditions of this Section 4 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any Award LTIP Units or Award Common Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award LTIP Units or Award Common Units.
4.5.    This Agreement is personal to the Holder, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
5.    Legend. The books and records of the Partnership or other documentation evidencing the Award LTIP Units shall bear an appropriate legend or notation, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the Partnership Agreement.
6.    Investment Representation; Registration. The Holder hereby makes the covenants, representations and warranties set forth on Exhibit B attached hereto as of the Grant Date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Holder. The Holder shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit B was false when made or have, as a result of changes in circumstances, become false. The Partnership will have no obligation to register under the Securities Act any of the Award LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of the Award LTIP Units into other limited partnership interests of the Partnership or shares of Common Stock.
7.    Additional Terms and Conditions of Award.
7.1.    Tax Matters; Section 83(b) Election. The Holder hereby agrees to make an election (an “83(b) Election”) to include in gross income in the year of transfer the unvested Award LTIP Units hereunder pursuant to and in accordance with the requirements of Section 83(b) of the Code substantially in the form attached hereto as Exhibit B and to supply the necessary information in accordance with the regulations promulgated thereunder. The Holder shall provide a copy of the Section 83(b) Election to the Company.
7.2.    Withholding and Taxes.
(a)    The Holder acknowledges that, regardless of any action taken by the Company or the Partnership or, if different, the Holder’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Award and legally applicable to the Holder (“Tax-Related Items”), is and remains the Holder’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer.
(b)    The Holder acknowledges and agrees that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including, but not limited to, the grant, vesting or settlement of the Award or the subsequent disposition of any LTIP Units acquired pursuant to this Award; and (ii) do not commit to and are under no obligation to structure the terms of the Award to reduce or eliminate the Holder’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Holder is subject to Tax-Related Items in more than one jurisdiction, the Holder acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(c)    Prior to any relevant taxable or tax withholding event, as applicable, the Holder agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy any applicable withholding obligations for Tax-Related Items. If such arrangements are not made by the Holder by the date specified by the Company and communicated to the Holder (and in no event less than 30 days prior to the Vesting Date or if the Vesting Date is the Grant Date, no later than the Grant Date), the Holder authorizes the Company or its agent to satisfy any applicable withholding obligations with regard to all Tax-Related Items by deducting such amounts from any cash payments to be made to the Holder hereunder or withholding in LTIP Units to be issued hereunder (or, if applicable, any Common Units into which the LTIP Units are converted or shares of Common Stock issued in redemption of such Common Units).
(d)    The Company may withhold or account for Tax-Related Items by considering the amount that is required by law to be withheld or such other amount determined by the Company or an affiliate that is not prohibited by law but in no event more than the maximum U.S. federal, state, local or foreign taxes, as applicable (including social insurance tax or contributions obligations, if any). In the event of under-withholding, the Holder may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its designated affiliate. If the obligation for Tax-Related Items is satisfied by withholding in LTIP Units (or other securities pursuant to paragraph (c)), for tax purposes, the Holder is deemed to have been issued the full number of vested Award LTIP Units (or other applicable securities), notwithstanding that a number of the LTIP Units (or other applicable securities) are held back solely for the purpose of paying the Tax-Related Items.

(e)    Finally, the Holder agrees to pay to the Company or the Employer, including through withholding from the Holder’s wages or other cash compensation paid to the Holder by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Holder’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the LTIP Units issuable upon vesting of the Award LTIP Units, or the proceeds of the disposition thereof, if the Holder fails to comply with the Holder’s obligations in connection with the Tax-Related Items.
7.3.    Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the terms of this Award, including the number and class of securities subject hereto, shall be appropriately adjusted by the Committee. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of the Holder. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
7.4.    Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder, or any provision of the Agreement or the Plan, give or be deemed to give the Holder any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.
7.5.    Status of Award LTIP Units under the Plan. The Award LTIP Units are both issued as equity securities of the Partnership and granted as an LTIP Unit Award under the Plan. The Company will have the right at its option, as set forth in the Partnership Agreement, to issue shares of Common Stock in exchange for partnership units into which Award LTIP Units may have been converted pursuant to the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such Common Stock, if issued, will be issued under the Plan. The Holder acknowledges that the Holder will have no right to approve or disapprove such election by the Company.
7.6.    Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.
7.7.    Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall,

upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.
7.8.    Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Essential Properties Realty Trust, Inc., Attn: [ ], and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.
7.9.    Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Maryland and construed in accordance therewith without giving effect to principles of conflicts of laws.
7.10.    Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. The Holder hereby acknowledges receipt of a copy of the Plan.
7.11.    Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the LTIP Units subject to this Award and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to such LTIP Units, and may not be modified adversely to the Holder’s interest except by means of a writing signed by the Company and the Holder.
7.12.    Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.
7.13.    Amendment and Waiver. The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holder, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.
7.14.    Counterparts. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

7.15.    Compliance With Section 409A of the Code. If any compensation provided by this Agreement may result in the application of Section 409A of the Code, the Company shall, in consultation with the Holder, modify the Agreement in the least restrictive manner necessary in order to, where applicable, (i) exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A or (ii) comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and to make such modifications, in each case, without any diminution in the value of the benefits granted hereby to the Holder.

EXHIBIT A
FORM OF LIMITED PARTNER SIGNATURE PAGE
The Holder, desiring to become one of the within named Limited Partners of Essential Properties, L.P., hereby becomes a party to the Agreement of Limited Partnership of Essential Properties, L.P., as amended through the date hereof (the “Partnership Agreement”).
The Holder constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as the Holder’s true and lawful agent and attorney-in-fact, with full power and authority in the Holder’s name, place and stead to carry out all acts described in Section 2.4 of the Partnership Agreement, such power of attorney to be irrevocable and a power coupled with an interest pursuant to Section 2.4 of the Partnership Agreement.
The Holder agrees that this signature page may be attached to any counterpart of the Partnership Agreement.
Signature Line for Holder:

Name: _________________
Date: __________________
Address of Holder:

EXHIBIT B
HOLDER’S COVENANTS, REPRESENTATIONS AND WARRANTIES
The Holder hereby represents, warrants and covenants as follows:
(a)    The Holder has received through access to the Company’s filings with the U.S. Securities and Exchange Commission and has had an opportunity to review the following documents (the “Background Documents”):
(i)    The latest Annual Report to Stockholders that has been provided to stockholders;
(ii)    The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;
(iii)    The Company’s most recent Annual Report on Form 10-K;
(iv)    The Company’s Quarterly Report(s) on Form 10-Q for any quarterly period ended since the filing of the Form 10-K described in clause (iii) above;
(v)    Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year for which a Form 10-K has been filed by the Company;
(vi)    The Agreement of Limited Partnership of Essential Properties, L.P., as then amended;
(vii)    The Company’s 2023 Incentive Plan; and
(viii)    The Articles of Amendment and Restatement of Essential Properties Realty Trust, Inc., as then amended.
The Holder also acknowledges that in the event the Company may deliver any of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Holder as a holder of Award LTIP Units such delivery shall not constitute an offer of Award LTIP Units until such determination of suitability shall be made.
(b)    The Holder hereby represents and warrants that
(i)    The Holder either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or (B) by reason of the business and financial experience of the Holder, together with the business and financial experience of those persons, if any, retained by the Holder to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into common units of the Partnership (“Common Units”) and the potential redemption of such Common Units for shares of Common Stock (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Holder (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her interests, and (III) is capable of bearing the economic risk of such investment.
(ii)    The Holder understands that (A) the Holder is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Holder is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (B) the Holder has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Holder provides or will provide services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Holder believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in the Partnership and/or the Company involves substantial risks. The Holder has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Holder has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Holder to verify the accuracy of information conveyed to the Holder. The Holder confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Holder have been made available or delivered to the Holder. The Holder has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Holder has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Holder by the Partnership or the Company. The Holder did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Holder’s receipt of LTIP Units.
(iii)    The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Holder for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Holder’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.
2

(iv)    The Holder acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Holder contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Holder is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has filed an effective Form S-8 Registration Statement with the U.S. Securities and Exchange Commission registering the issuance of such Shares. The Holder hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement and this Agreement, the Holder may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.
(v)    The Holder has determined that the LTIP Units are a suitable investment for the Holder.
(vi)    No representations or warranties have been made to the Holder by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Holder has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in this Paragraph (b).
(c)    So long as the Holder holds any LTIP Units, the Holder shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.
(d)    The Holder hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached to this Agreement. The Holder agrees to file the election (or to permit the Partnership to file such election on the Holder’s behalf) within
3

thirty (30) days after the Grant Effective Date of the LTIP Units hereunder with the IRS Service Center at which such Holder files his or her personal income tax returns.
(e)    The address set forth on the signature page of this Agreement is the address of the Holder’s principal residence, and the Holder has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.
The representations of the Holder as set forth above are true and complete to the best of the information and belief of the Holder as of the Date of Agreement and as of the Grant Date. The Holder shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit B was false when made or have, as a result of changes in circumstances, become false.

4

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.
1.    The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Taxpayer’s Name:
Social Security Number:
Address:
Taxable Year:

2.    The property which is the subject of this election is [ ] LTIP Units in Essential Properties, L.P. (the “Partnership”).
3.    The property was transferred to the undersigned on [ ].
4.    The property is subject to the following restrictions: With limited exceptions, until the LTIP Units vest, the undersigned may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership. The LTIP Units are subject to risk of forfeiture upon termination of the undersigned’s service relationship prior to vesting
5.    The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations) is $0 per LTIP Unit.
6.    For the property transferred, the undersigned paid $0 per LTIP Unit.
7.    The amount to include in gross income is $0.
The undersigned taxpayer will file this election with the Internal Revenue Service office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. The undersigned is the person performing the services in connection with which the property was transferred.

[Recipient Name]	Date

5